UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2021 (October 29, 2021)

INFLECTION POINT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40823	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 East 51st Street, 5th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 319-1309

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IPAXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	IPAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IPAXW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K of Inflection Point Acquisition Corp. (the “Company”), on September 24, 2021, the Company consummated its initial public offering (“IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000. The underwriters of the IPO (the “Underwriters”) were granted a 45-day option to purchase up to 4,500,000 additional Units to cover over-allotments, if any. On October 29, 2021, the Underwriters exercised the over-allotment option in part and purchased an additional 2,975,000 Units (the “Over-Allotment Units”), generating gross proceeds of $29,750,000. The remainder of the over-allotment option was forfeited.

As previously reported on a Current Report on Form 8-K of the Company, on September 24, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 6,250,000 warrants (the “Private Placement Warrants”) to Inflection Point Holdings LLC at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,250,000. On October 29, 2021, simultaneously with the sale of the Over-Allotment Units, the Company consummated a private sale of an additional 595,000 Private Placement Warrants to the Sponsor (the “Over-Allotment Private Placement Warrants”), generating gross proceeds of $595,000.

A total of $329,750,000 of the net proceeds from the sale of the Units, the Over-Allotment Units, the Private Placement Warrants and the Over-Allotment Private Placement Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee, established for the benefit of the Company’s public shareholders. An audited balance sheet as of September 24, 2021 reflecting receipt of the net proceeds from the sale of the Units and the sale of the Private Placement Warrants on September 24, 2021, but not the proceeds from the sale of the Over-Allotment Units nor the sale of the Over-Allotment Private Placement Warrants on October 29, 2021, had been prepared by the Company and previously filed on a Current Report on Form 8-K. The Company’s unaudited pro forma balance sheet as of September 24, 2021, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the Over-Allotment Private Placement Warrants on the same day is included as Exhibit 99.1 to this Current Report on Form 8-K.

On October 29, 2021, the Company issued a press release announcing the partial exercise of the over-allotment option, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Pro Forma Balance Sheet as of September 24, 2021.
99.2	Press Release, dated October 29, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFLECTION POINT ACQUISITION CORP.

Dated: November 4, 2021	By:	/s/ Michael Blitzer
Name: Michael Blitzer
Title: Co-Chief Executive Officer

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